Exhibit 10.4

ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE

THIS ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE (hereinafter referred to as the “Guaranty”), is made and entered into to be effective the 22nd day of October 2009, by Cortez 114, LLC, a Florida limited liability company (“Cortez”), Ybor City Group, Inc., a Florida corporation (“Ybor”), 22nd Street of Ybor City, Inc., a Florida corporation (“22nd Street”), ABM of Tampa Bay, Inc., a Florida corporation (“ABM”) and UTEK Europe, Ltd., a United Kingdom corporation (“Europe”) (hereinafter collectively referred to as the “Guarantors” and, individually, as a “Guarantor”) in favor of Gators Lender, LLC, a Florida limited liability company, its successors and assigns (hereinafter referred to as the “Lender”).

W I T N E S S E T H:

In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of inducing the Lender to make a loan (the “Loan”) in the amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) to UTEK Corporation, a Delaware corporation, and UTEK Real Estate Holdings, Inc., a Florida corporation (collectively, the “Borrower”) pursuant to that certain Note and Warrant Purchase Agreement dated the same date as this Guaranty, by and between Lender and Borrower (the “Purchase Agreement”), which Loan the Lender would not make absent the within Guaranty, the Guarantors covenant and agree with the Lender as follows:

1. The Guarantors have examined the Promissory Note (the “Note”), the other loan documents entered into by the Borrower with respect to the Loan (the “Other Loan Documents”) and the “Transaction Documents” (as such term is defined in the Purchase Agreement). The Note, the Other Loan Documents and the Transaction Documents are hereinafter referred to, collectively, as the “Loan Documents.”

2. The Guarantors do hereby unconditionally and absolutely guarantee, jointly and severally, to the Lender, its endorsees, transferees, successors and assigns of either this Guaranty or of any of the obligations secured hereunder, due performance and prompt payment and discharge, in accordance with their terms, of all sums (principal, interest and such other costs and charges that may be incurred in connection therewith) owed to the Lender under the Loan on any date when due and all other obligations, terms, covenants and conditions arising under the Loan Documents including any amendments, renewals, modifications or extensions thereof, and does further agree that if the Note is not paid in accordance with its terms, or if any of the sums or obligations that may hereafter become due to the Lender under the Loan Documents are not paid and performed in accordance with their terms, the Guarantors will immediately do so.

3. This is a continuing and irrevocable Guaranty and in all events shall be unconditional and absolute. This Guaranty may not be assigned, revoked, modified, or amended by the Guarantors without the Lender’s written consent.

4. This Guaranty shall be unaffected by any substitution of any obligors of the Borrower on the Loan Documents. All of the Guarantors, any other current or future subsidiaries of Borrower and any other persons or entities guaranteeing the loan shall be jointly and severally liable for the repayment of the loan and the payment and performance by Borrower of all of the other obligations of Borrower guaranteed hereunder.

5. The obligations of this Guaranty include all of the Borrower’s warranties, representations, obligations, duties and responsibilities under the Loan Documents either now or hereafter existing, and any renewals or extensions, in whole or in part, together with all damages, losses, costs, charges, expenses, including attorneys’ fees, paralegals’ fees and liabilities of every kind, nature and description (including interest thereon at the maximum rate permitted by law) suffered or incurred by the Lender arising in any manner of, or in any way connected with or growing out of the Loan Documents.

6. The Guarantors hereby consent and agree that the Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf, or for its account, securing any indebtedness or liability covered by this Guaranty, or substitute for any collateral so held by it, other collateral of like kind, or of any kind, or modify the terms of the Loan Documents securing payment of the principal indebtedness without notice to or further consent from the Guarantors, and such surrender, substitution or modification shall not in any way affect the obligation of the Guarantors hereunder. The obligations of the Guarantors hereunder shall not be subject to any counterclaim, set-off, deduction or defense, and shall remain in full force and effect without regard to, and the obligations of the Guarantors hereunder shall not be released, discharged or terminated or in any way affected or impaired by, any circumstances or condition, whether or not the Guarantors shall have notice or knowledge thereof, including without limitation: (a) any amendment or modification of or addition or supplement to the Loan Documents; (b) any compromise, release, consent, extension, indulgence or other action or inaction with respect to the Loan Documents; (c) any default by the Borrower under, or any invalidity or unenforceability of, or any irregularity or any defect in the Loan Documents; (d) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Guaranty or the Loan Documents; (e) any assignment or transfer of the assets of the Borrower to, or any consolidation or merger of the Borrower with or into any other person, partnership or corporation, or any disposition by the Guarantors of any interest in the Borrower; (f) any bankruptcy, insolvency, reorganization, arrangement, adjustments, composition, liquidation or similar proceeding involving or affecting the Borrower or any Guarantor; (g) any assignment, sale, surrender, forfeiture or other transfer in respect of any or all of the properties or interests encumbered by the Mortgage; (h) a release, regardless of consideration, of the whole or any part of the property pledged to Lender, if any; the release, regardless of consideration, of any obligation or any guarantor of the obligations evidenced by the Loan Documents; (j) any partial prepayment, assignment or transfer of the Note; (k) any limitation of the Borrower’s liability which may now or hereafter be imposed by any statute, regulation or rule of law, or any invalidity or unenforceability, in whole or in part of any of the terms of the Loan Documents; or (l) any other circumstances whatsoever.

7. The Guarantors hereby consent and agree that the Lender may, at any time, either with or without consideration, release the Borrower or any endorser or any of the Guarantors of the Note without notice to or further consent from the Guarantors, and such release shall not in any way affect the obligation of the Guarantors hereunder.

8. At the option of the Lender, this Guaranty may be treated as a guaranty or as a suretyship. In any event, the Guarantors agree that the obligations set forth in this Guaranty are independent of the obligations of the Borrower, and the Lender shall have the right to proceed against the Guarantors, jointly or severally, without first proceeding against the Borrower or any property securing payment of the Note, or any other endorser of the Note. The Guarantors unconditionally waive any rights they may have to (a) all notices which may have been required by statutes, rule or law or otherwise to preserve intact any rights of any holder of Loan Documents against the Guarantors, including, without limitation, notice to the Borrower of default, presentment due and demand of payment from the Borrower and protest for nonpayment or dishonor, (b) require the Lender to exhaust any security granted by the Borrower, or (c) require the Lender to pursue any other remedy within the power of the Lender.

9. No delay, act or omission on the part of the Lender with respect to any right, power or privilege under the Note, Mortgage or any other security or loan document securing the same shall operate as a waiver of such privilege, power or right or as a waiver of any rights under the terms of this Guaranty or in any way affect or impair this Guaranty.

10. This Guaranty shall be construed as an absolute and unconditional guarantee of payment and performance, without regard to the validity, regularity or enforceability of any obligation or purported obligation of the Borrower. The Lender shall have its remedy under this Guaranty without being obliged to resort first to any security or to any other remedy or remedies to enforce payment or collection of the obligations hereby guaranteed, and may pursue all or any of its remedies at one or at different times.

11. This Guaranty is secured, inter alia, by a Mortgage and Security Agreement of even date herewith from Guarantors to Lender, to be recorded in the Public Records of Hernando County, Florida (the “Mortgage”) and by any and all collateral presently and hereafter held by Lender from Guarantors and given or agreed to be given to Lender by Guarantors, plus any and all collateral presently or hereafter held by Lender given or agreed to be given by any third party or parties for the benefit of Guarantors hereof.

12. The obligations of the Guarantors hereunder are joint and several.

13. The Guarantors hereby waive and agree not to assert or take advantage of (a) any right to require the Lender to proceed against the Borrower or any other person or entity or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power before proceeding against the Guarantors; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, other persons or the failure of the Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of any other persons or entities; (d) presentment, demand, protest and notice of any kind including, without limitation, notice of acceptance of this Guaranty, dishonor, the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person or entity whomsoever, in connection with any obligation hereby guaranteed; (e) any defense based upon any election of remedies by the Lender, including without limitation an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the undersigned or the right of the undersigned to proceed against the Borrower for reimbursement, or both; (f) any duty on the part of the Lender to disclose to the undersigned any facts it may now or hereafter know about the Borrower; (g) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower; (h) any right or claim of right to cause a marshalling of the Borrower’s assets or to require the Lender to proceed against the Guarantors in any particular order.

14. The Guarantors hereby agree that, until all indebtedness of the Borrower to the Lender under the Loan Documents shall have been paid in full, the Guarantors shall have no right of subrogation or reimbursement and waive any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower, and waive any benefit of, and any right to participate in, any security now or hereafter held by the Lender. The Guarantors hereby irrevocably waive any and all rights which they may have at any time (whether arising directly or indirectly, by operation of law, contract or otherwise) to assert any claim against the Borrower on account of payments made under this Guaranty including, by way of example but not limitation, any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity until all such indebtedness of the Borrower to the Lender has been paid in full.

15. The Guarantors covenant to cause the Borrower to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of the Lender, and to take no action of any kind which might be the basis for a claim that the Guarantors have any defense hereunder in connection with the Loan Documents other than payment in full of all indebtedness of the Borrower to the Lender under the Loan Documents. The Guarantors hereby indemnify the Lender against loss, cost or expense by reason of the assertion by the Borrower of any defense to its obligations under any of the Loan Documents or resulting from the attempted assertion by the Guarantors of any defense hereunder based upon any such action or inaction of the Borrower.

16. This Guaranty and the Guarantors’ payment obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time the payment of any of the obligations secured hereunder and arising under this Guaranty and/or the Loan Documents is rescinded or must otherwise be restored or returned by the Lender, all as though such payment had not been made. The Lender’s determination as to whether a payment must be restored or returned shall be absolutely binding upon the Guarantors. If the Lender is required to or agrees to repay any amount received by the Lender on account of any payments, indebtedness, obligations and liabilities of the Borrower to the Lender as a result of a judgment, order or decree of a court of competent jurisdiction or as a result of a settlement or compromise concerning a claim for repayment by any party to such payments, indebtedness, obligations and liabilities, the undersigned shall remain liable to Lender for the amount repaid notwithstanding the revocation of this guaranty or the cancellation of any instrument evidencing such indebtedness, obligations and liabilities.

17. Any indebtedness of the Borrower now or hereafter held by the Guarantors is hereby subordinated to the indebtedness of the Borrower to the Lender. Any such indebtedness of the Borrower to the Guarantors, if the Lender so requests, shall be collected, enforced and received by the Guarantors as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

18. Cortez represents and warrants to Lender that it does not have any debt or other liabilities. Each Guarantor further represents and warrants to Lender that the financial statements previously furnished by Guarantors with respect to the request for this Loan, if any, remain true and correct in all material respects. On an annual basis and at such other times as may reasonably be requested by Lender, each Guarantor shall prepare and deliver to Lender, if any, complete and current financial statements setting forth all of its respective assets and liabilities, specifically including a listing of all contingent liabilities (and to the extent any person other than the applicable Guarantor has any interest in said assets or any person other than the applicable Guarantor is jointly liable for any of said obligations, said matter shall be set forth in their entirety in the financial statements).

19. Cortez further represents and warrants to Lender that as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, Cortez is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities as they come due.

20. The Guarantors agree to pay reasonable attorneys’ fees, paralegals’ fees and all other costs and expense of any nature whatsoever which may be incurred by the Lender in the enforcement of the Borrower’s obligations under the Loan Documents and/or of this Guaranty.

21. Upon the default of the Borrower with respect to any of its obligations or liabilities to the Lender in connection with the Loan Documents, and provided said default is not cured within any applicable grace or curative period granted to the Borrower by said documents, all or, at the option of the Lender, any part of the obligation and liabilities of the Borrower and/or the Guarantors to the Lender, whether direct or contingent, in connection with the Loan Documents shall, without notice or demand, at the option of the Lender, become immediately due and payable and/or performable and shall be paid and performed forthwith by the Guarantors.

22. Cortez hereby warrants and represents that it is a duly organized and validly existing limited liability company under the laws of the State of Florida; that it has the power to execute this Guaranty; that the execution of this Guaranty has been duly authorized; and that it is a binding and valid obligation of the limited liability company. Ybor, 22nd Street and ABM each warrants and represents that it is a duly organized and validly existing corporation under the laws of the State of Florida; that it has the power to execute this Guaranty; that the execution of this Guaranty has been duly authorized; and that it is a binding and valid obligation of the corporation.

23. Notwithstanding any provision herein or in any instrument now or hereafter evidencing or securing the loan, the total liability for payments in the nature of interest shall not exceed the limits imposed by any applicable usury laws governing the provisions of this Guaranty or in any instrument now or hereafter evidencing or securing the loan.

24. The Guarantors acknowledge that the Lender has been induced by this Guaranty to make the loan hereinabove described, and this Agreement shall, without further reference or assignment, pass to, and be relied upon and enforced by, any successor or participant or assignee of the Lender in and to any liabilities or obligations of the Borrower.

25. Nothing in this Guaranty is intended or shall be construed to prevent the Lender, upon the occurrence of any event of default, in the exercise of its sole discretion, from foreclosing the lien of the Mortgage or the Loan Documents and enforcing the provisions thereof or from enforcing any and all other rights and remedies afforded to the Lender. This Guaranty shall survive the foreclosure of the Mortgage and any transfer of the Property by deed in lieu of foreclosure of the Mortgage and shall automatically, without the requirements of notice, demand or other action, remain fully effective and enforceable by the Lender.

26. The Guarantors hereby agree that until all of the terms, covenants and conditions of this Guaranty are fully performed, the Guarantors’ obligations hereunder shall not be released, in whole or in part, by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety or Guarantors, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of the Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstances which may or might vary the risk of or affect the rights or remedies of the Guarantors, or by reason of any further dealings between the Borrower or the Lender, relating to the Loan Documents, or otherwise; and the Guarantors hereby expressly waive and surrender any defense to liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waiver of any of them, it being the purpose and intent of the parties hereto that the obligations of the Guarantors hereunder are absolute and unconditional under all circumstances.

27. All notices which are required or permitted hereunder must be in writing and shall be deemed to have been given, delivered or made, as the case may be, (notwithstanding lack of actual receipt by the addressee) (i) seven (7) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (ii) one (1) business day after having been deposited with an expedited, overnight courier service (such as by way of example but not limitation, U.S. Express Mail, Federal Express or Purolator), addressed to the party to whom notice is intended to be given at the address set forth below:

TO GUARANTORS:	Cortez 114, LLC Ybor City Group, Inc. 22nd Street of Ybor City, Inc. ABM of Tampa Bay, Inc. UTEK Europe, Ltd. Attn: Sam I. Reiber, Esquire 2109 East Palm Avenue Tampa, Florida 33605

TO LENDER:	Gators Lender, LLC Attn: Martin Schaffel, Sole Manager 5308 E. Longboat Blvd. Tampa, Florida 33615

Any party may change the address to which its notices are sent by giving the other party written notice of any such change in the manner provided in this Section, but notice of change of address is effective only upon receipt.

28. The liabilities of the Guarantors shall be separate and independent of the obligations of the Borrower, and separate or joint actions may be instituted by the Lender against any one or all of the Guarantors or the Borrower, as the Lender may choose. Any action taken by the Lender pursuant to the provisions herein contained or contained in the Loan Documents shall not release the party or parties to this Guaranty until all of the obligations of the Borrower to the Lender are paid and performed in full. Furthermore, the Guarantors acknowledge and affirms that any exculpation provisions contained in the Loan Documents shall not in any manner whatsoever limit, impair or affect this Guaranty and the obligations of the Guarantors hereunder.

29. Whenever the text of this instrument so requires, the use of any gender shall be deemed to include all genders, and the use of the singular shall include the plural, and in such event, wherever the word “Guarantor” is used herein, then such word shall be deemed to be “Guarantors,” or either or any of them. If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby but shall remain in full force and effect.

30. This Guaranty shall inure to the benefit of the Lender, its successors and assigns, and shall bind the Guarantors, and the respective heirs, executors, administrators, legal representatives, successors and assigns of the Guarantors.

31. The purpose of this Guaranty is to memorialize the parties’ understanding that, if the Borrower does not pay or otherwise fully perform its obligations in a timely manner as provided under the various Loan Documents, the Guarantors will promptly pay the amounts due and payable by the Borrower to the Lender upon the demand of the Lender.

32. The Guarantors acknowledge that the making of the loan by the Lender to the Borrower confers a real and substantial benefit to the Guarantors and is fully supportive of, and valuable consideration for, the execution of this Guaranty by the Guarantors. The Lender shall have no duty to the Guarantors to observe the actions or financial conditions of the Borrower or to monitor the performance of the Borrower under the Loan Documents. It is the intention of the parties that the Lender may rely completely on this Guaranty for its repayment of the Borrower’s indebtedness and obligations regardless of whether the Borrower is creditworthy and regardless of whether it would be prudent to make loans and advances to the Borrower or to permit the same to remain outstanding. The Lender and its representatives shall have no duty to exercise diligence or care in and about the enforcement of the remedies or in respect to any other security for the Borrower’s obligations.

33. This Guaranty shall be governed and controlled as to its validity, enforcement, interpretation, construction, effect, and in all other respects by the statutes, laws and decisions of the State of Florida except to the extent that the Lender elects the benefit of any applicable Federal pre-emption laws. The Guarantors, in order to induce the Lender to accept this Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Guaranty or any of the other Loan Documents shall be litigated, in the Lender’s sole discretion and at the Lender’s sole election, only in courts having a situs within or whose jurisdiction includes Hillsborough County, Florida. For the purpose of the foregoing, the Guarantors hereby consent and submit to the jurisdiction of any local, state court located within or whose jurisdiction includes Hillsborough County, Florida. The Guarantors, for themselves and any parties claiming under them, hereby waive any right that the Guarantors may have to transfer or change the venue of any litigation brought against the Guarantors in accordance with this paragraph. FURTHERMORE, NEITHER THE GUARANTORS, NOR ANY SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE GUARANTORS, NOR ANY PARTIES CLAIMING UNDER THEM, OR ANY SUCH OTHER PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RELATED INSTRUMENT OR AGREEMENT, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NEITHER THE GUARANTORS NOR ANY SUCH PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE GUARANTORS AND THE LENDER, THAT THE GUARANTORS WAS ABLY REPRESENTED BY LICENSED ATTORNEYS AT LAW IN THE NEGOTIATION OF THIS PARAGRAPH, THAT THEY BARGAINED AT ARM’S LENGTH AND IN GOOD FAITH AND WITHOUT DURESS OF ANY KIND FOR THE TERMS AND CONDITIONS OF THIS PARAGRAPH AND THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

34. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Guarantors have caused these presents to be signed, sealed and delivered the day and year first above written.

Signed, sealed and delivered		GUARANTOR:
in the presence of:
Cortez 114, LLC,
a Florida limited liability company

		By:	UTEK Real Estate Holdings, Inc.,
a Florida corporation, as Managing Member

/s/ Heather Alvarez			By:	/s/ Sam I. Reiber
Print Name:	Heather Alvarez			Sam I. Reiber, as President

/s/ Kelly M. Melton				[Corporate Seal]
Print Name:	Kelly M. Melton

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me on October 22, 2009, by Sam I. Reiber, as President of UTEK Real Estate Holdings, Inc., a Florida corporation, as Managing Member of Cortez 114, LLC, a Florida limited liability company, on behalf of the corporation. He is personally known to me or has produced a valid driver’s license as identification.

/s/ Kelly M. Melton
Notary Public

Kelly M. Melton
(Type, Print or Stamp Name)

My Commission Expires: May 10, 2010

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[SIGNATURE PAGE TO ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE]

IN WITNESS WHEREOF, Guarantors have caused these presents to be signed, sealed and delivered the day and year first above written.

Signed, sealed and delivered		GUARANTOR:
in the presence of:
Ybor City Group, Inc.,
a Florida corporation

/s/ Heather Alvarez		By:	/s/ Sam I. Reiber
Print Name:	Heather Alvarez		Name:	Sam I. Reiber
			Title:	President
/s/ Kelly M. Melton
Print Name:	Kelly M. Melton			[Corporate Seal]

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me on October 22, 2009, by Sam Reiber as President of Ybor City Group, Inc., a Florida corporation, on behalf of the corporation. Such person is personally known to me or has produced a valid driver’s license as identification.

/s/ Kelly M. Melton
Notary Public

Kelly M. Melton
(Type, Print or Stamp Name)

My Commission Expires: May 10, 2010

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[SIGNATURE PAGE TO ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE]

IN WITNESS WHEREOF, Guarantors have caused these presents to be signed, sealed and delivered the day and year first above written.

Signed, sealed and delivered in the presence of:		GUARANTOR:
22nd Street of Ybor City, Inc., a Florida corporation

/s/ Heather Alvarez		By:	/s/ Sam I. Reiber
Print Name:	Heather Alvarez		Name:	Sam I. Reiber
			Title:	President
/s/ Kelly M. Melton
Print Name:	Kelly M. Melton			[Corporate Seal]

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me on October 22, 2009 by Sam Reiber as President of 22nd Street of Ybor City, Inc., a Florida corporation, on behalf of the corporation. Such person is personally known to me or has produced a valid driver’s license as identification.

/s/ Kelly M. Melton
Notary Public

Kelly M. Melton
(Type, Print or Stamp Name)

My Commission Expires: May 10, 2010

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[SIGNATURE PAGE TO ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE]

IN WITNESS WHEREOF, Guarantors have caused these presents to be signed, sealed and delivered the day and year first above written.

Signed, sealed and delivered in the presence of:		GUARANTOR:
ABM of Tampa Bay, Inc., a Florida corporation

/s/ Heather Alvarez		By:	/s/ Sam I. Reiber
Print Name:	Heather Alvarez		Name:	Sam I. Reiber
			Title:	President
/s/ Kelly M. Melton
Print Name:	Kelly M. Melton			[Corporate Seal]

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me on October 22, 2009, by Sam Reiber as President of ABM of Tampa Bay, Inc., a Florida corporation, on behalf of the corporation. Such person is personally known to me or has produced a valid driver’s license as identification.

/s/ Kelly M. Melton
Notary Public

Kelly M. Melton
(Type, Print or Stamp Name)

My Commission Expires: May 10, 2010

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[SIGNATURE PAGE TO ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE]

IN WITNESS WHEREOF, Guarantors have caused these presents to be signed, sealed and delivered the day and year first above written.

Signed, sealed and delivered in the presence of:	GUARANTOR:
UTEK Europe, Ltd., a United Kingdom corporation

By:
Print Name:	Name:
Title:

Print Name:	[Corporate Seal]

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me on October             , 2009, by                                          as                                          of UTEK Europe, Ltd., a United Kingdom corporation, on behalf of the corporation. Such person is personally known to me or has produced a valid driver’s license as identification.

Notary Public

(Type, Print or Stamp Name)

My Commission Expires: